Exhibit 10.12

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL, AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

UNITED STATES

SPECIAL PRODUCT AGREEMENT FOR BONDED INVENTORY

This Agreement is made effective (m/d/y), between Future Electronics Corp. (“Future”), and Tivic Health, a corporation having a place of business at , (“Customer”).

1.    Customer wishes to purchase from Future certain parts (the “Parts”) which are (a) non-cancelable/non- reschedulable/non-returnable (“NCNR”) for reasons of obsolescence and/or non-standard character and/or otherwise; and/or (b) Customer Specific (“C/S”) due to the nature of the Parts.

2.    The Parts to be procured pursuant to this Agreement are listed in Schedule “A”, attached hereto. In the event that Customer wishes, from time to time, to procure additional quantities of the Parts, the parties shall complete and sign an additional Schedule “A”, which shall form part of and be subject to the terms of this Agreement.

3.    This Agreement constitutes a firm order for the Parts which is non-cancellable and non-reschedulable, and, except for returns made in accordance with the applicable manufacturer’s warranty, the Products are non-returnable for any reason whatsoever, including, without limitation, any force majeure. Customer may release the Parts as it sees fit. On the Final Release Date set forth in Schedule “A”, all Parts remaining in Future’s inventory shall be released and invoiced to Customer using the Customer P.O. number to be issued pursuant to this Agreement, and Customer shall accept and pay for same. Should Customer inform Future that Customer no longer requires the remaining stock of a particular Part, Future will undertake commercial reasonable efforts to find an alternative outlet for such Part during the following [*****] days. Should Future not be successful, then Future shall release and invoice the remaining stock of such Part to Customer in the same manner as above.

4.    Any delays by Future in delivering Parts (i) that are due to manufacturer’s lead times or to any cause beyond Future’s reasonable control shall not give rise to liability on the part of Future, and (ii) shall not affect the binding character of this Agreement nor Customer’s commitments hereunder.

5.    Customer’s liability to Future for the Parts (in the quantities set forth in Schedule “A”) shall be the aggregate of the full purchase price of all the Parts: (i) already shipped to Customer, and/or (ii) held in Future’s inventory for Customer, and/or (iii) manufactured, in whole or in part, by Future’s supplier.

6.    This Agreement represents the complete understanding of the parties and overrides all incompatible provisions contained in the Customer’s purchase order or other document emanating from either party. Except as otherwise provided herein, the sale of Parts will be subject to Future’s standard Terms and Conditions of Sale, which are available on the back of Seller’s invoices and on-line at http://www.futureelectronics.com, and form an integral part hereof. This Agreement may only be amended by the written agreement of both parties. This Agreement shall be governed by the laws of the State of Massachusetts.

EXECUTED BY DULY AUTHORIZED SIGNING REPRESENTATIVES OF THE PARTIES:

CUSTOMER	FUTURE

Name
(pelase print):	Name:

Signature:	Signature:

Title:	Title:

SCHEDULE “A”

SPECIAL PRODUCT AGREEMENT FOR BONDED INVENTORY

All terms and conditions of Future’s Special Product Agreement for Bonded Inventory originally entered into between Customer and Future on ______ (m/d/y) (the “Agreement”) are incorporated herein by reference. All commitments herein are in addition to and not in lieu of the commitments made pursuant to the Agreement and prior Schedules “A”. The “Final Release Date” shall be six months after the Effective Date defined below.

CUSTOMER Name: ______________	PO#: ______________	LOG #:______________

The Parts to be procured pursuant to the Agreement are as follows:

MFR.	MFR. PART #	FUTURE PART #	CUSTOMER PART # * (optional)	QUANTITY	PO#	UNIT PRICE **	PRICE EXT.* (Qty. x Unit Price

* CUSTOMER PART # is for reference purposes only. In case of any discrepancy, the MFR. PART # shall take precedence.

** Any price quoted herein shall be in US dollars unless otherwise noted.

EXECUTED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES THIS ___ DAY OF ____________(month), ___(year) (the “Effective Date”).

CUSTOMER	FUTURE

Name
(pelase print):	Name:

Signature:	Signature:

Title:	Title: